Exhibit  10.3

                AGREEMENT BETWEEN COLTEC, INC. AND REGI U.S., INC. MADE AS OF OCTOBER 1, 2000.

     This Agreement is made as of October 1, 2000 (the "Effective Date"), by and between COLTEC, INC. (hereinafter referred to as "ColTec") an Indiana corporation having a principal office at 1250 Washington Street, Columbus, Indiana, and REGI U.S., INCORPORATED (hereinafter referred to as "REGI U.S.") having a principal office at #185-10751 Shellbridge Way, Richmond, British Columbia, Canada V6X 2W8.

     Whereas ColTec and REGI U.S. find it desirable to jointly participate in Government sponsored research and development programs utilizing REGI's proprietary Rand Cam(TM) technology to develop products for U.S. military use while protecting ColTec's interest in a license for producing and sublicensing the resultant product(s) and REGI U.S.'s interest in considerations from ColTec's license for production and/or sublicensing of products utilizing Rand Cam(TM) technology.

     Now, therefore, in consideration for the premises and obligations set forth herein, it is hereby agreed that:

DEFINITIONS
-----------

1.   PRODUCTS  FOR  U.S.  MILITARY  USE:  For  this  agreement Products For U.S.
     Military Use shall consist exclusively of engines utilizing the external combustion Rand Cam(TM) technology (the Rand Cam(TM) device is the compressor and expander portion of the engine) with a rated (continuous duty) output of 10 kW and less. The engines can have an intermittent (or burst power mode) power output up to 20 kW.

TERMS  AND  CONDITIONS
----------------------

2. LICENSE: REGI U.S., Inc. hereby grants a license to ColTec for Products For U.S. Military Use for within North America.

3.   CONSIDERATIONS:  In  return  for  the  license  ColTec  shall:

     3.1. reimburse REGI $9,000.00 U.S. for labor that is furnished by REGI for each Phase I, S.B.I.R. project ColTec receives for Products For U.S. Military Use;

     3.2. reimburse REGI $6,000 U.S. for labor that is furnished by REGI for each Phase I (option) S.B.I.R. project ColTec receives for Products For U.S. Military Use;


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     3.3. reimburse  REGI for labor that is furnished by REGI for each Phase II,
          S.B.I.R. project ColTec receives for Products For. U.S. Military Use in the amount of one sixth of the contract amount;

     3.4. pay REGI five percent (5%) of the gross sales amounts of Products For U.S. Military Use resulting from production by ColTec or any of their sub licensees; ColTec agrees to submit monthly financial statements to REGI on a timely basis and payment to REGI shall be made within 30 days from the end of each month;

     3.5. responsibilities of REGI in each Phase I and each Phase II S.B.I.R. project ColTec receives for Products for U.S. Military Use are that Mr. Patrick Badgley will provide Dr. Chang Zhang, the project leader, advise on Rand Cam(TM) device design and technology whenever needed, and Mr. Badgley will work steadily an average of two full days per week (on Phase II Projects) in accordance with the terms of the project work plan;

     3.6. ColTec will be given the first opportunity to quote on any new Rand Cam(TM) engine or compressor design and/or analysis projects from REGI's customers unless precluded by customer requirements.


4. PATENTS: Inventions that are improvements to Rand Cam(TM) technology and are conceived by ColTec. shall be the property of ColTec.

     4.1. ColTec shall grant a perpetual no-cost license to REGI for use of these patents for Rand Cam(TM) products which license shall survive the cancellation or expiry of this Agreement.

     4.2. ColTec shall pay all costs associated with obtaining and maintaining said patent(s).

     4.3. In the event ColTec decides not to obtain or maintain patents on inventions it conceives, which are improvements to Rand Cam(TM) technology, ColTec hereby authorizes, approves and grants the right to REGI to obtain or maintain patent(s) at REGI's expense. In these instances the patent(s) and the underlying technology shall be the sole and exclusive property of REGI and ColTec waives any rights it may have under such patents.


5. Term: This Agreement shall be effective as of the Effective Date and its term shall end Five (5) years from the date hereof with the exception of Licenses granted to ColTec which shall last in perpetuity subject to specific performance clauses which shall be incorporated in said licenses. This Agreement shall be terminated in the event that funding for the Rand Cam(TM) device (the compressor and the expander) is not received within one
     (1) year from the date of this agreement and in the event that production has not commenced within three years from the date of this agreement by ColTec.


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MISCELLANEOUS
-------------

6. Subsidiaries: Each reference to a "party" in this Agreement shall be deemed to include each party's respective subsidiaries, affiliates and sister companies, each of which such patty shall cause to observe the requirements of this Agreement.

7. No Implied Rights: No rights, obligations, representations or terms other than those expressly set forth herein are to be implied from this Agreement.

8. Termination: Either party hereto, upon written notice to the other, may terminate this Agreement. Such termination shall be effective thirty (30) days after receipt of such notice. Notice of termination under this Agreement shall be deemed to be received ten (10) days after posting if sent by first class mail unless actually received at an earlier date. Licenses granted to ColTec are not cancelable unless ColTec defaults on specific performance clauses, which shall be incorporated in said licenses.

9. Severability of Provisions: Should any part of this Agreement be declared invalid by a court of law, such decision shall not affect the validity of any remaining portion which shall remain in force and effect as if the invalid portion was never a part of this Agreement when it was executed. Should the severance of any such part of this Agreement materially affect any other rights and obligations of the parties hereunder, the parties hereto will negotiate in good faith to amend this Agreement in a manner satisfactory to the parties.

10. Non-Assignability: Neither party hereto shall, directly or indirectly, assign or purport to assign this Agreement or any of its rights and obligations in whole or part to any third party without the prior written consent of the other party.

11. Amendment: This Agreement shall not be amended, modified or altered, except in writing, duly accepted and executed by both parties.

12. Governing Law: This Agreement shall be governed by, and construed in accordance with the laws of the State of Indiana.

13. Entire Agreement: This Agreement constitutes the entire agreement and understanding of the parties hereto, and no representations or promises have been made that are not fully set forth herein.



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14.  Notices:  Any  notices  from  either  party  to  the other will be given in writing to the attention of the persons listed below, or to other such addresses or addressees as may hereafter be designated in writing for notices by either party to the other. A notice will be deemed received when delivered, or five (5) days after deposit in the U.S. Mail, certified or registered, postage prepaid, whichever is earlier.

          IF  TO  COLTEC:

          ColTec,  Inc.
          ATTN:  Dianne  Sturm
          1250  Washington  Street
          P.O.  Box  403
          Columbus,  Indiana  47202-0403

          IF  TO  REGI  U.S.:

          ATTN:  John  Robertson
          #185-10751  Shellbridge  Way,
          Richmond, British Columbia, Canada V6X 2W8

IN WITNESS WHEREOF, the parties hereby, or authorized agents thereof, have executed this Agreement, which shall be binding upon them and their respective successors and assigns, as of the day and year first above written.

                                           ColTec,  Inc.

                                           By:  /s/  C. Dianne  Sturm
                                              -----------------------------

                                           Title:  President  09/27/00
                                                 --------------------------


Accepted and agreed to this

14  Day of Oct.  2000
--         ----

John  Robertson  (President)

By:  /s/  John  Robertson
   -----------------------------

Title:  President
      --------------------------



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